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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 242, California Trust 175, and Florida Trust 92

  We consent to the use of our report dated May 18, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KMPM LLP

                                             KPMG LLP

New York, New York
May 18, 2000